SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                        Date of Report: March 7, 2000

                        (Date of earliest event reported)


                                  OXiGENE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   000-21990                  13-3679168
----------------------------      ----------------        ----------------------
(State or other jurisdiction      (Commission File            (IRS Employer
     of incorporation)                 Number)            Identification Number)



One Copley Place, Suite 602, Boston, Massachusetts               02116
--------------------------------------------------              ----------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (617) 536-9500

Item 5.  Other Materially Important Events

      On March 7, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that the Company and Techniclone Corporation have signed a letter of intent for a joint venture in the vascular targeting area.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits.

              99.1  Press release of the Registrant, dated March 7, 2000.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.

Date:  March 7, 2000                     OXiGENE, INC.
                                            (Registrant)


                                            By:  /s/ Bo Haglund
                                                 -------------------------------
                                                 Bo Haglund
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit

   99.1  Press release of the Registrant, dated March 7, 2000.